SUPPLEMENTAL AGREEMENT


          SUPPLEMENTAL AGREEMENT made as of January 1, 1995, by

and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a

corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and EUGENE P. BEARD (hereinafter referred to as "Executive"):

                            W I T N E S S E T H


          WHEREAS, the Corporation and Executive are parties to

an Employment Agreement made as of January 1, 1983, as amended by Supplemental Agreements dated as of February 19, 1985,

September 24, 1985, March 1, 1986, January 4, 1988, January

1, 1990, May 15,1990, March 1, 1991, October 1, 1991, January 1,

1994, January 5, 1994 and June 1, 1994 (hereinafter referred to collectively as the "Employment Agreement"); and



          WHEREAS, the Corporation and Executive desire to amend

the Employment Agreement;


          NOW, THEREFORE, in consideration of the mutual

promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:


          1.   Paragraph 3.01 of the Employment Agreement is

               hereby amended, effective January 1, 1995, by

               deleting "$175,000" threfrom and substituting

               "$100,000" therefor.

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          2.   Section 3.02 of the Employment Agreement is

               hereby amended effective January 1, 1995 by

               deleting "$400,000" therefrom and substituting

               "$475,000" therefor


          3.   Except as hereinabove amended, the Employment

               Agreement shall continue in full force and

               effect.



          4.   This Supplemental Agreement shall be governed by

                the laws of the State of New York.




                    THE INTERPUBLIC GROUP OF COMPANIES, INC.


                    By   C. KENT KROEBER


                    SS:     EUGENE P. BEARD














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